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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 9, 1998
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                                  Alumax Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                   1-12374                   13-2762395
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(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

3424 Peachtree Road, N.E., Suite 2100, Atlanta, GA                 30326
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code       (404) 846-4600
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                            Page 1 of 5 Total Pages
                        Exhibit Index Located on Page 3
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Item 5. Other Events.



         See the Registrant's press release, dated March 9, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

        (c) Ex-99  Press Release





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Alumax Inc.



                                    By: /s/ Helen M. Feeney
                                       --------------------
                                       Helen M. Feeney
                                       Vice President & Corporate Secretary

Date: March 10, 1998









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                                 EXHIBIT INDEX



Exhibit 99.   Registrant's press release dated March 9, 1998. See page 4.








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